                               AURORA FOODS INC.

                       (formerly known as A FOODS INC.)

                         -- A Delaware Corporation --

                         Amended and Restated By-Laws
                         ----------------------------

                                   ARTICLE I
                                   ---------

                           Meetings of Stockholders
                           ------------------------

     Section 1.1.   Annual Meetings.  An annual meeting of the stockholders for
                    ---------------
the election of directors and for the transaction of such other business as may properly come before such meeting shall be held each year on such date and at such time and place, within or without the State of Delaware, as may be designated by the Board of Directors.

     Section 1.2.   Special Meetings.   Special meetings of the stockholders may
                    ----------------
be called by the Board of Directors, the Chairman, if any, the Vice Chairman, if any, the President, any Executive Vice President or Vice President, or the holders of a majority of the shares of the Corporation then issued and outstanding and entitled to vote at such meeting. Any such meeting shall be held on such date and at such time and place, within or without the State of Delaware, as may be designated by the person or persons calling such meeting.

     Section 1.3.   Notice of Meetings; Waiver of Notice.
                    ------------------------------------

     (a)  Notice of Meetings.   Whenever stockholders are required by law to
          ------------------
take any action at a meeting, a written notice of the meeting shall be given by mail, facsimile, telegram, cable or personal delivery by or at the direction of the Chairman, if any, the Vice Chairman, if any, the President, any Executive Vice President or Vice President, the Secretary, any Assistant Secretary or other persons calling the meeting, and shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be directed to each stockholder at his address as it appears on the records of the Corporation.

     (b)  Waiver of Notice.   Whenever notice is required to be given to the
          ----------------
stockholders under any provision of law, the Certificate of Incorporation of the Corporation or these By-laws, a written waiver signed by a stockholder entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except when the stockholder attends such meeting for the express purpose of

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objecting, at the beginning of the meeting, to the transaction of business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the Certificate of Incorporation of the Corporation.

     Section 1.4.   Quorum.   The presence at any meeting, in person or by
                    ------
proxy, of the holders of record of a majority of the shares then issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business, except as otherwise provided by law or the Certificate of Incorporation of the Corporation. For purposes of the foregoing, where a separate vote by class or classes is required for any matter, the holders of a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum to take action with respect to that vote on that matter. Two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting.

     Section 1.5.   Adjournments.   In the absence of a quorum, holders of a
                    ------------
majority of the shares of the Corporation then issued and outstanding and entitled to vote, present in person or by proxy at a meeting, or, if no stockholder entitled to vote is present in person or by proxy, any officer entitled to act as chairman or secretary of such meeting, may adjourn the meeting to another time or place.

     When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 1.6.   Organization.   The Chairman, or, if there is no Chairman or
                    ------------
in his absence or disability, the Vice Chairman, if any, the CEO or the President or any Executive Vice President or Vice President, or, in the absence of all of them, a chairman appointed by the Board of Directors, shall act as chairman of all meetings of stockholders. The Secretary or, in his absence or disability, any Assistant Secretary, or, in the absence of both of them, a Secretary appointed by the chairman of the meeting, shall act as secretary at all meetings of stockholders.

     Section 1.7.   Voting.   Unless otherwise provided in the Certificate of
                    ------
Incorporation of the Corporation or required by law, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder which is registered in his name on the record date for the meeting and is entitled to vote on the matter in question. Unless otherwise provided in the Certificate of Incorporation, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Except as otherwise

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provided by law, the Certificate of Incorporation of the Corporation or these
By-Laws, in all other matters the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Voting, including voting for the election of directors, need not be by written ballot.

     Section 1.8.   Proxies.   Each stockholder entitled to vote at a meeting of
                    -------
stockholders or to express consent or dissent to corporate actions in writing may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

     Section 1.9.   Stockholder List.   The Secretary shall prepare and make, at
                    ----------------
least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address and number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the entire time thereof, and may be inspected by any stockholder who is present.

     Section 1.10.  Inspectors of Election.   In advance of any stockholders'
                    ----------------------
meeting, the Board of Directors shall appoint one or more inspectors to act at the meeting and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

     Section 1.11.  Fixing the Record Date.   So that the Corporation may
                    ----------------------
determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix in advance a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and (i) in the case of a meeting, shall not be more than 60 nor less than 10 days before the date of such meeting, or (ii) in the case of a written consent, shall not exceed by more than 10 days the date upon which the resolution fixing the record date is adopted by the Board, or
(iii) in the case of any other action, shall not be more than 50 days prior to such action. Only those stockholders of record on the date

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so fixed shall be entitled to any of the foregoing rights, notwithstanding the transfer of any stock on the books of the Corporation after any such record date fixed by the Board of Directors.

                                   ARTICLE II
                                   ----------

                   Consent of Stockholders In Lieu of Meeting
                   ------------------------------------------

       Unless otherwise provided in the Certificate of Incorporation, any action required by law or these By-Laws to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation as required by law. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not so consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice.

                                  ARTICLE III
                                  -----------

                               Board of Directors
                               ------------------

     Section 3.1.   Number.  The Board of Directors shall consist of not less
                    ------
than one nor more than eleven directors. The initial Board of Directors shall consist of ten directors. Thereafter, the Board of Directors shall fix the size of the Board of Directors from time to time by resolution of either the Board of Directors in accordance with applicable law (being subject to any subsequent resolutions of them) and the Securityholders Agreement dated as of April 8, 1998 (the "Securityholders Agreement") by and among VDK Foods LLC, MBW Investors LLC and certain other parties signatories thereto.

     Section 3.2.   Election and Term of Office.  Directors shall be elected at
                    ---------------------------
the annual meeting of the stockholders, except as provided in Sections 3.3 or
3.11 of these By-Laws and subject to the Securityholders Agreement. Each director (whether elected at an annual meeting or to fill a vacancy or otherwise) shall hold office until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal in the manner hereinafter provided.

     Section 3.3.   Vacancies and Additional Directorships.  Unless otherwise
                    --------------------------------------
provided in the Certificate of Incorporation of the Corporation or the Securityholders Agreement, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Unless otherwise provided in the Certificate of Incorporation of the Corporation or the Securityholders Agreement,

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when one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to be effective upon the effectiveness of such resignation or resignations. The directors shall have and may exercise all their powers notwithstanding the existence of one or more vacancies in their number, subject to any requirements of law or of the Certificate of Incorporation or of these By-Laws as to the number of directors required for a quorum or for any vote or other actions.

     Section 3.4.   Meetings.
                    --------

     (a)  Regular Meetings.   The Board of Directors may by resolution provide
          ----------------
for the holding of regular meetings for the organization of the Corporation, for the election of officers and for the transaction of such other business as may properly come before the meeting, and may fix the times and places at which such meetings shall be held. Notice of regular meetings shall not be required to be given, provided that whenever the time or place of regular meetings shall be fixed or changed, notice of such action shall be given promptly by mail, facsimile, telegram, radio, cable, telephone or personal delivery to each director who shall not have been present at the meeting at which such action was taken, communicated to him at his residence or usual place of business.

     (b)  Special Meetings.   Special meetings of the Board of Directors may be
          ----------------
called by or at the direction of the Chairman, if any, the Vice Chairman, if any, the President, any Vice President or four of the directors then in office, except that when the Board of Directors consists of one director, then such director may call a special meeting. Except as otherwise required by law, notice of each special meeting shall be sent to each director by mail at least forty-eight hours before the meeting addressed to him at his usual or last known business or residence address or notice shall be given to him in person or by telephone at least twenty-four hours before the meeting. Such notice shall state the time and place of such meeting, but need not state the purpose thereof, unless otherwise required by law, the Certificate of Incorporation of the Corporation or these By-Laws.

     (c)  Waiver of Notice.   Whenever notice is required to be given to the
          ----------------
directors under any provision of law, the Certificate of Incorporation of the Corporation or these By-Laws, a written waiver, signed by the director entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except when a director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice unless so required by the Certificate of Incorporation of the Corporation.

     (d)  Participation by Conference Call.   Members of the Board of Directors
          --------------------------------
may participate in any meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting

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can hear each other or by any other means permitted by law, and such participation shall constitute presence in person at the meeting.

     Section 3.5.   Quorum; Voting.   Unless the Certificate of Incorporation of
                    --------------
the Corporation provides otherwise, and except as provided in the Securityholders Agreement, at each meeting of the Board of Directors a majority of the total number of members of the Board of Directors shall constitute a quorum for the transaction of business, except that when the Board consists of only one director, then one director shall constitute a quorum. Unless otherwise required by law, the Certificate of Incorporation of the Corporation or these By-Laws, and except as provided in the Securityholders Agreement, a vote of the majority of the directors present at any meeting at which a quorum is present shall be the act of the Board. So long as the Securityholders Agreement remains in effect, except as otherwise required by law, all actions to be taken by the Board of Directors shall require the presence and consent of at least six directors and any action by written consent of the Board of Directors shall require the consent of all of the members of the Board of Directors.

     Section 3.6.   Adjournments.  A majority of the directors present, whether
                    ------------
or not a quorum is present, may adjourn any meeting to another time and place. Notice of any adjournment of a meeting of the Board of Directors to another time or place shall be given to the directors who were not present at the time of the adjournment and, unless such time and place are announced at such meeting, to the directors who were present.

     Section 3.7.   Organization.  The Chairman, or if there is no Chairman or
                    ------------
in his absence or disability, the Vice Chairman, if any, the President, or any Vice President, or in the absence of all of them, a chairman appointed by the directors present at such meeting, shall act as chairman at meetings of directors. The Secretary, or in his absence or disability, any Assistant Secretary, or in the absence of all of them, a secretary appointed by the chairman of the meeting, shall act as secretary at all meetings of the Board of Directors.

     Section 3.8.   Action of Board Without Meeting.  Any action required or
                    -------------------------------
permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing and such writing or writings are filed with the minutes of proceedings of the Board. Such consent shall be treated for all purposes as the act of the Board of Directors.

     Section 3.9.   Manner of Acting.  A member of the Board of Directors shall,
                    ----------------
in the performance of his duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or committees of the Board, or by any other person as to matters the director reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

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     Section 3.10.  Resignation of Directors.  Any director may resign at any
                    ------------------------
time upon giving written notice of such resignation to the Board of Directors, the Chairman, if any, the Vice Chairman, if any, the President, any Vice President or the Secretary. Unless otherwise specified in such notice, such resignation shall take effect upon receipt thereof by the Board of Directors or any such officer, and acceptance of such resignation shall not be necessary to make it effective.

     Section 3.11.  Removal of Directors.   Subject to the Securityholders
                    --------------------
Agreement, at any meeting of the stockholders duly called as provided in these By-Laws, (i) any director or directors may be removed from office, either with or without cause, as provided by law, and (ii) a successor or successors may be elected by a plurality of the votes cast, or if any such vacancy is not so filled, it may be filled by the directors as provided in Section 3.3 of these By-Laws. As provided in the Securityholders Agreement, any director who is a designee of a designating party in accordance with the Securityholders Agreement may be removed, with or without cause, by such designating party acting alone.

     Section 3.12.  Compensation of Directors.  Directors may receive such
                    -------------------------
reasonable compensation for their services as directors, whether in the form of salary or a fixed fee for attendance at meetings, with reasonable expenses, if any, as the Board of Directors may from time to time determine. Nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV
                                   ----------

                            Committees of the Board
                            -----------------------

     Section 4.1.   Designation and Powers.  The Board of Directors may, by a
                    ----------------------
resolution passed by a majority of the entire Board of Directors (which majority shall include at least one Fenway Designee and one MDC Designee (as such terms are defined in the Securityholders Agreement) so long as (A) the Securityholders Agreement remains in effect and (B) (1) with respect to the requirement that such majority include one Fenway Designee, Fenway shall Beneficially Own (as such term is defined in the Securityholders Agreement) in the aggregate at least 50% of the number of shares of capital stock of the Corporation Beneficially Owned by MDC upon consummation of the initial public offering of the Corporation (assuming the liquidation of Aurora/VDK LLC and MBW Investors LLC contemporaneously therewith), and (2) with respect to the requirement that such majority include one MDC Designee, MDC shall Beneficially Own in the aggregate at least 50% of the number of shares of capital stock of the Corporation Beneficially Owned by MDC upon consummation of the initial public offering of the Corporation (assuming the liquidation of Aurora/VDK LLC and MBW Investors LLC contemporaneously therewith)), designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in such resolution and these By-Laws and permitted by law, shall have and may exercise all the powers and authority of the Board of Directors in the

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management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that no such committee shall have the power or authority to
--------  -------
(i) amend the Certificate of Incorporation of the Corporation, except as permitted by law, (ii) adopt an agreement of merger or consolidation, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property or assets, (iv) recommend to the stockholders a dissolution of the Corporation, or a revocation of a dissolution, or (v) amend the By-Laws of the Corporation. Subject to Section 5.17, any such committee, to the extent provided in such resolution, shall have the power and authority to (i) declare a dividend, (ii) authorize the issuance of stock, or
(iii) adopt a certificate of ownership and merger as permitted by law.

     Section 4.2.   Term of Office.  The term of office of the members of each
                    --------------
committee shall be as fixed from time to time by the Board of Directors, subject to these By-Laws; provided, however, that any committee member who ceases to be
                  --------  -------
a member of the Board of Directors shall ipso facto cease to be a member of any
                                         ----------
committee thereof.

     Section 4.3.   Alternate Members and Vacancies.  Subject to Section 4.1,
                    -------------------------------
the Board of Directors may designate one or more directors as alternate members of any committee who, in the order specified by the Board of Directors, may replace any absent or disqualified member at any meeting of the committee. If at a meeting of any committee one or more of the members thereof should be absent or disqualified, and if either the Board of Directors has not so designated any alternate member or members or the number of absent or disqualified members exceeds the number of alternate members who are present at such meeting, then the member or members of such committee (including alternates) present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another director to act at the meeting in the place of any such absent or disqualified member, subject to the approval of the Board of Directors under Section 4.1. If any vacancy shall occur in any committee by reason of death, resignation, disqualification, removal or otherwise, the remaining member or members of such committee, so long as a quorum is present, may continue to act until such vacancy is filled by the Board of Directors.

     Section 4.4.   Meetings.   Each committee shall fix its own rules of
                    --------
procedure, and shall meet where and as and upon such notice as provided by such rules or by resolution of the Board of Directors. Each committee shall keep regular minutes of its proceedings and all actions by each committee shall be reported to the Board of Directors at its next regular meeting succeeding any such action. Members of any committee designated by the Board may participate in a meeting of the committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other or by any other means permitted by law, and such participation shall constitute presence in person at the meeting.

     Section 4.5.   Quorum; Voting.  At each meeting of any committee the
                    --------------
presence of a majority of the total number of its members then in office shall constitute a quorum for the transaction of business; except that when a committee consists of one member,

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then one member shall constitute a quorum. A vote of the majority of committee members present at any meeting of a committee at which a quorum is present shall be the act of such committee.

     Section 4.6.   Adjournments.  A majority of the members of a committee
                    ------------
present, whether or not a quorum is present, may adjourn any meeting of such committee to another place and time.

     Section 4.7.   Action of Committee Without Meeting.   Any action required
                    -----------------------------------
or permitted to be taken at any meeting of any committee designated by the Board of Directors may be taken without a meeting if all members of such committee consent thereto in writing and such writing or writings are filed with the minutes of the proceedings of such committee. Such consent shall be treated for all purposes as the act of such committee.

     Section 4.8.   Manner of Acting.   A member of any committee designated by
                    ----------------
the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or other committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

     Section 4.9.   Resignation of Committee Members.  Any member of a committee
                    --------------------------------
may resign at any time by giving written notice of such resignation to the Board of Directors, the Chairman, if any, the Vice Chairman, if any, the President, any Vice President or the Secretary. Unless otherwise specified in such notice, such resignation shall take effect upon receipt thereof by the Board of Directors or any such officer, and acceptance of such resignation shall not be necessary to make it effective.

     Section 4.10.  Removal of Committee Members.   Any member of any committee
                    ----------------------------
may be removed with or without cause at any time by the Board of Directors, subject to the approval required by Section 4.1 for establishment of a committee.

     Section 4.11.  Compensation of Committee Members.  Committee members may
                    ---------------------------------
receive such reasonable compensation for their services as committee members, whether in the form of salary or a fixed fee for attendance at meetings, with reasonable expenses, if any, as the Board of Directors may from time to time determine. Nothing contained herein shall be construed to preclude any committee member from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE V
                                   ---------

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                                    Officers
                                    --------

     Section 5.1.   Officers.  The officers of the Corporation shall be a
                    --------
Chairman (if elected by the Board of Directors), a Vice Chairman (if elected by the Board of Directors), a Chief Executive Officer (if elected by the Board of Directors), a President (if elected by the Board of Directors), one or more Executive Vice Presidents or Vice Presidents (if elected by the Board of Directors), a Secretary (if elected by the Board of Directors), a Treasurer (if elected by the Board of Directors), and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these By-Laws and the Securityholders Agreement.

     Section 5.2.   Election, Term of Office and Qualifications.  Each officer
                    -------------------------------------------
(except such officers as may be appointed in accordance with the provisions of Section 5.3 of these By-Laws and subject to the Securityholders Agreement) shall be elected or appointed by a majority of the Board of Directors present at any meeting at which such election is held. Unless otherwise provided in the resolution of election and subject to the Securityholders Agreement, the Chairman and each officer (whether elected at the first meeting of the Board of Directors after the annual meeting of stockholders or to fill a vacancy or otherwise) shall hold his office until the first meeting of the Board of Directors after the next annual meeting of stockholders and until his successor shall have been elected and qualified, or until his earlier death, resignation or removal.

     Section 5.3.   Subordinate Officers and Agents.  The Board of Directors may
                    -------------------------------
from time to time appoint other officers or agents (including, without limitation, one or more Assistant Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers), to hold office for such periods, have such authority and perform such duties as are provided in these By-Laws or as may be provided in the resolutions appointing them. The Board of Directors may delegate to any officer or agent the power to appoint any such subordinate officers or agents and to prescribe their respective terms of office, authority and duties.

     Section 5.4.   The Chairman.   The Chairman, if there is one, shall be
                    ------------
elected by the Board of Directors. Subject to the direction of the Board of Directors and the Securityholders Agreement, the Chairman shall preside at all meetings of the Board of Directors and stockholders and see that all orders and resolutions of the Board of Directors are carried into effect. From time to time the Chairman shall report to the Board of Directors all matters within his knowledge which the interests of the Corporation may require to be brought to the attention of the directors. The Chairman shall also have such other powers and perform such other duties as may from time to time be prescribed by the Board of Directors or these By-Laws.

     Section 5.5.   The Vice Chairman.   At the request of the Chairman, if
                    -----------------
there is one, or in his absence or disability, the Vice Chairman, if there is one, shall perform all the duties of the Chairman and, when so acting, shall have all the powers of and be subject to all the restrictions on the Chairman. The Vice Chairman may sign (which signature may be a facsimile signature), with any other officer thereunto duly authorized,

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certificates representing stock of the Corporation, the issuance of which shall have been duly authorized, and may sign (which signature may be a facsimile signature) and execute, in the name and on behalf of the Corporation, deeds, mortgages, bonds, contracts, agreements and other instruments and documents duly authorized by the Board of Directors, except where the signing and execution thereof shall be expressly delegated by the Board of Directors to another officer or agent. The Vice Chairman shall also have such other powers and perform such other duties as may from time to time be prescribed by the Board of Directors, the Chairman or these By-Laws.

     Section 5.6.   Chief Executive Officer.  The Chief Executive Officer (the
                    -----------------------
"CEO") of the Corporation shall report to the Chairman or, if there is no Chairman, then to the Vice Chairman. Subject to the direction of the Chairman, the Vice Chairman, if any, and the Board of Directors, the CEO shall have general charge of the business, affairs and property of the Corporation and general supervision over its officers and agents. He may sign (which signature may be a facsimile signature), with any other officer thereunto duly authorized, certificates representing stock of the Corporation, the issuance of which shall have been duly authorized, and may sign (which signature may be a facsimile signature) and execute, in the name and on behalf of the Corporation, deeds, mortgages, bonds, contracts, agreements and other instruments and documents duly authorized by the Board of Directors, except where the signing and execution thereof shall be expressly delegated by the Board of Directors to another officer or agent.

     Section 5.7.   The President.  If there is no Chairman or Vice Chairman or
                    -------------
CEO, the President shall act as the chief executive officer of the Corporation. Subject to the authority and direction of the Chairman, the Vice Chairman or CEO, if any, and the Board of Directors, the President shall have all the powers of and be subject to all the restrictions on the Chairman, and shall have charge of the day to day supervision of the business, affairs and property of the Corporation. The President may sign (which signature may be a facsimile signature), with any other officer thereunto duly authorized, certificates representing stock of the Corporation, the issuance of which shall have been duly authorized, and may sign (which signature may be a facsimile signature) and execute, in the name and on behalf of the Corporation, deeds, mortgages, bonds, contracts, agreements and other instruments and documents duly authorized by the Board of Directors, except where the signing and execution thereof shall be expressly delegated by the Board of Directors to another officer or agent. The President shall also have such other powers and perform such other duties as may from time to time be prescribed by the Board of Directors, the Chairman, the Vice Chairman, CEO or these By-Laws.

     Section 5.8.   Executive Vice President and Vice Presidents.  At the
                    --------------------------------------------
request of the President, or in his absence or disability, any Executive Vice President or Vice President designated by the Board of Directors shall perform all the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions on the President. Any Executive Vice President or Vice President may also sign (which signature may be a facsimile signature), with any other officer thereunto duly authorized, certificates representing stock of the Corporation, the issuance of which shall have been duly authorized, and may sign (which signature may be a facsimile signature) and execute, in the name and on behalf of the Corporation, deeds, mortgages, bonds, contracts, agreements and other instruments and documents duly authorized by the Board of Directors, except where the signing and execution thereof shall be expressly delegated by the Board of Directors to another officer or agent. Each Executive Vice President or Vice President shall have such other powers and perform such other duties as may from time to time be prescribed by the Board of Directors, the Chairman, the Vice Chairman, the CEO, the President or these By-Laws.

     Section 5.9.   The Secretary.  The Secretary shall
                    -------------

               (a) record all the proceedings of meetings of the stockholders, the Board of Directors, and any committees thereof in a book or books to be kept for that purpose;

               (b) cause all notices to be duly given in accordance with the provisions of these By-Laws and as required by law;

               (c) whenever any committee shall be appointed pursuant to a resolution of the Board of Directors, furnish the chairman of such committee with a copy of such resolution;

               (d) be custodian of the records and the seal of the Corporation, and cause such seal to be affixed to (or a facsimile to be reproduced on) all certificates representing stock of the Corporation prior to the issuance thereof and all instruments the execution of which in the name and on behalf of the Corporation and under its seal shall have been duly authorized;

               (e) see that the lists, books, reports, statements, certificates and other documents and records required by law are properly kept and filed;

               (f) have charge of the stock and transfer books of the Corporation, and exhibit such books at all reasonable times to such persons as are entitled by law to have access thereto;

               (g) sign (which signature may be a facsimile signature), with any other officer thereunto duly authorized, certificates representing stock of the Corporation, the issuance of which shall have been duly authorized, and sign (which signature may be a facsimile signature) and execute, in the name and on behalf of the Corporation, instruments and documents duly authorized by the Board of Directors, except where the signing and execution thereof shall be expressly delegated by the Board of Directors to another officer or agent; and

               (h) in general, perform all duties incident to the office of Secretary and have such other powers and perform such other duties as may from time to time be prescribed by the Board of Directors, the Chairman, the Vice Chairman, the CEO, the President or these By-Laws.

     Section 5.10.  Assistant Secretaries.  At the request of the Secretary, or
                    ---------------------
in his absence or disability, the Assistant Secretary designated by the Secretary, the Board of Directors, the Chairman, the Vice Chairman, the CEO or the President, shall perform all the duties of the Secretary, and, when so acting, shall have all the powers of and be subject to all the restrictions on the Secretary. Each Assistant Secretary shall have such other powers and perform such other duties as may from time to time be prescribed by the Board of Directors, the Chairman, the Vice Chairman, the CEO, the President, the

Secretary or these By-Laws.

     Section 5.11.  The Treasurer.  The Treasurer shall
                    -------------

               (a) have charge of and supervision over and be responsible for the funds, securities, receipts and disbursements of the Corporation;

               (b) cause the moneys and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies, or with such bankers or other depositaries, as shall be selected in accordance with Section 7.3 of these By-Laws, or to be otherwise dealt with in such manner as the Board of Directors may direct from time to time;

               (c) cause the funds of the Corporation to be disbursed by checks or drafts upon the authorized depositaries of the Corporation, and cause to be taken and preserved proper vouchers for all moneys disbursed;

               (d) render to the Board of Directors, the Chairman, if any, the Vice Chairman, if any, and/or the CEO or President, whenever requested, a statement of the financial condition of the Corporation and of all of his transactions as Treasurer;

               (e) cause to be kept at the Corporation's principal office correct books of account of all of the Corporation's business and transactions and such duplicate books of account as he shall determine and, upon application, cause such books or duplicates thereof to be exhibited to any director;

               (f) be empowered, from time to time, to require from the officers or agents of the Corporation reports or statements giving such information as he may desire or deem appropriate with respect to any or all financial transactions of the Corporation;

               (g) sign (which signature may be a facsimile signature), with any other officer thereunto duly authorized, certificates representing stock of the Corporation, the issuance of which shall have been duly authorized, and sign (which signature may be a facsimile signature) and execute, in the name and on behalf of the Corporation, instruments and documents duly authorized by the

     Board of Directors, except where the signing and execution thereof shall be expressly delegated by the Board of Directors to another officer or agent; and

               (h) in general, perform all duties incident to the office of Treasurer and have such other powers and perform such other duties as may from time to time be prescribed by the Board of Directors, the Chairman, the Vice Chairman, the CEO or President or these By-Laws.

     Section 5.12.  Assistant Treasurer.  At the request of the Treasurer, or
                    -------------------
in his absence or disability, the Assistant Treasurer designated by the Treasurer, the Board of Directors, the Chairman, if any, the Vice Chairman, if any, the CEO or the President shall perform all the duties of the Treasurer, and, when so acting, shall have all the powers of and be subject to all the restrictions on the Treasurer. Each Assistant Treasurer shall have such other powers and perform such other duties as may from time to time be prescribed by the Board of Directors, the Chairman, the Vice Chairman, the CEO, the President, the Treasurer or these By-Laws.

     Section 5.13.  Resignations.  Any officer may resign at any time by giving
                    ------------
written notice of such resignation to the Board of Directors, the Chairman, the Vice Chairman, the CEO, the President, any Executive Vice President or Vice President, or the Secretary. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or any such officer, and the acceptance of such resignation shall not be necessary for it to be effective.

     Section 5.14.  Removal.  Any officer specifically designated in Section
                    -------
5.1 of these By-Laws may be removed with or without cause at any meeting of the Board of Directors by the affirmative vote of a majority of the directors then in office, subject to the Securityholders Agreement. Any officer or agent appointed pursuant to the provisions of Section 5.3 of these By-Laws may be removed with or without cause at any meeting of the Board of Directors by the affirmative vote of a majority of the directors present at such meeting or at any time by any superior officer or agent upon whom such power of removal shall have been conferred by the Board of Directors, subject to the Securityholders Agreement.

     Section 5.15.  Vacancies.  Any vacancy in any office (whether by reason of
                    ---------
death, resignation, removal, disqualification or otherwise) shall be filled for the unexpired portion of the term in the manner prescribed by these By-Laws for regular elections or appointments to such office, subject to the Securityholders Agreement.

     Section 5.16.  Compensation.  The salaries of the officers of the
                    ------------
Corporation shall be fixed from time to time by the Board of Directors, except that the Board of Directors may delegate to any person the power to fix the salaries or other compensation of any officers or agents appointed pursuant to the provisions of Section 5.3 of these By-Laws. No officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

     Section 5.17.  Bonding.  The Corporation may secure the fidelity of any or
                    -------
all of its officers or agents by bond or otherwise.

     Section 5.18.  Interested Directors and Officers.
                    ---------------------------------

     (a) No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of the Corporation's directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because his vote is counted for such purpose, if:

          (i) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors may be less than a quorum; or

          (ii) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

          (iii) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

     (b) Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     Section 5.19.  Limitation on Actions.  Notwithstanding anything set forth
                    ---------------------
in these By-Laws to the contrary, the Chairman and the officers of the Corporation shall not be authorized to take or cause the occurrence of, and are hereby expressly prohibited from taking or causing the occurrence of, any of the "Restricted Actions" (as defined below) listed in Section 5.1 of the Securityholders Agreement, unless any required approval of "MDC" and "Fenway" (as such terms are defined in the Securityholders Agreement) as set forth in such Section 5.1 has been obtained. The term "Restricted Actions" shall have the meaning given such term in the Securityholders Agreement.

                                  ARTICLE VI
                                  ----------

                                Indemnification
                                ---------------

     The Corporation shall indemnify, in the manner and to the fullest extent permitted by applicable law, any person (or the estate of any person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was or has agreed to be a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees and expenses), judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred (and not otherwise recovered) by such person in connection with the investigation, preparation to defend or defense of such action, suit, claim or proceeding. To the extent and in the manner provided by applicable law, any such expenses may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding even if such director or officer is alleged to have not met the applicable standard of conduct required under this Section or is alleged to have committed conduct so that, if true, such director or officer would not be entitled to indemnification under this Section, upon receipt of an undertaking, which need not be secured, by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Section, provided, however, that the foregoing shall not require the Corporation to indemnify or advance expenses to any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person. Unless otherwise permitted by applicable law, the indemnification provided for herein shall be made only as authorized in the specific case upon a determination, made in the manner provided by applicable law, that indemnification of such director or officer has met the standards required by law. The Corporation may, to the fullest extent permitted by applicable law, purchase and maintain insurance on behalf of any person who is or was or has agreed to be a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability which may be asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under applicable law. The indemnification and advancement of expenses provided for herein shall not be deemed to limit the right of the Corporation to indemnify or make advances to any other such person for any expenses (including attorneys' fees and expenses), judgments, fines or other amounts to the fullest extent permitted by applicable law, nor shall they be deemed exclusive of any other rights to which any such person seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall inure to the benefit of the heirs and legal representatives of such person. Any repeal or modification of this Section or any repeal or modification of relevant provisions of the Delaware General Corporation Law or any other applicable laws shall not in any way diminish any rights to indemnification of such director or officer with respect to any acts or omissions by such person occurring prior to such repeal or modification, or the obligations of the Corporation arising hereunder. If this Section or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless (i) indemnify each director or officer of the Corporation as to costs, charges and expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement with respect to any proceeding and (ii) advance expenses (including attorneys' fees and expenses), in each case to the fullest extent permitted by any applicable portion of this Section that shall not have been invalidated and to the full extent permitted by applicable law.

                                  ARTICLE VII
                                  -----------

                          Execution of Instruments and
                          ----------------------------
                           Deposit of Corporate Funds
                           --------------------------

     Section 7.1.   Execution of Instruments Generally.  Subject to the approval
                    ----------------------------------
of the Board of Directors, each of the Chairman, the Vice Chairman, CEO, the President, any Executive Vice President or Vice President, the Secretary or the Treasurer into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. The Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation, and such authorization may be general or confined to specific instances.

     Section 7.2.   Borrowing.  No loans or advances shall be obtained or
                    ---------
contracted for by or on behalf of the Corporation, and no negotiable paper shall be issued in the name of the Corporation, unless and except as authorized by the Board of Directors. Such authorization may be general or confined to specific instances. Any officer or agent of the Corporation thereunto so authorized may obtain loans and advances for the Corporation, and in connection with such loans and advances may make, execute and deliver promissory notes, bonds or other evidences of indebtedness of the Corporation. Any officer or agent of the Corporation so authorized may pledge, hypothecate or transfer as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation any and all stocks, bonds, other securities and other property at any time held by the Corporation, and to that end may endorse, assign and deliver the same and do every act and thing necessary or proper in connection therewith.

     Section 7.3.   Deposits.  All funds of the Corporation not otherwise
                    --------
employed shall be deposited from time to time to its credit in such banks or trust companies or with such bankers or other depositaries as the Board of Directors may select, or as may be selected by any officer or officers or agent or agents authorized to do so by the Board of Directors. Endorsements for deposit to the credit of the Corporation in any of its duly authorized depositaries shall be made in such manner as the Board of Directors may from time to time determine.

     Section 7.4.   Checks, Drafts, Etc.  All checks, drafts or other orders for
                    -------------------
the payment of money, and all notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers or agent or agents of the Corporation, and in such manner, as from time to time shall be determined by the Board of Directors.

     Section 7.5.   Proxies.  Proxies to vote with respect to shares of stock of
                    -------
other corporations owned by or standing in the name of the Corporation may be executed and delivered from time to time on behalf of the Corporation by the Chairman or Vice Chairman, the CEO, the President, or any Executive Vice President or Vice President, or by any other person or persons thereunto authorized by the Board of Directors.

                                  ARTICLE VIII
                                  ------------

                                     Stock
                                     -----

     Section 8.1.   Form and Execution of Certificates.  The shares of capital
                    ----------------------------------
stock of the Corporation shall be represented by certificates in the form approved by the Board of Directors from time to time. The certificates shall be signed by, or in the name of the Corporation by, the Chairman, the Vice Chairman, the President or any Executive Vice President or Vice President, and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer. Any or all of the signatures on the certificates may be facsimile signatures. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     Section 8.2.   Regulations.  The Board of Directors may make such rules and
                    -----------
regulations consistent with any governing statute as it may deem expedient concerning the issue, transfer and registration of certificates of stock and concerning certificates of stock issued, transferred or registered in lieu or replacement of any lost, stolen, destroyed or mutilated certificates of stock.

     Section 8.3.   Transfer Agent and Registrar.  The Board of Directors may
                    ----------------------------
appoint a transfer agent or transfer agents and a registrar or registrars of transfers for any or all classes of the capital stock of the Corporation, and may require stock certificates of any or all classes to bear the signature of either or both.

                                  ARTICLE IX
                                  ----------

                                Corporate Seal
                                --------------

     Subject to alteration by the Board of Directors, the corporate seal shall be circular in form, shall bear the name of the Corporation and words and figures denoting its organization under the laws of the State of Delaware and the year thereof, and otherwise shall be in such form as shall be approved from time to time by the Board of Directors.

                                   ARTICLE X
                                   ---------

                                  Fiscal Year
                                  -----------

     The fiscal year of the Corporation shall begin on the first day of January in each year or such other day as the Board of Directors may determine by resolution.

                                  ARTICLE XI
                                  ----------

                                  Amendments
                                  ----------

     In addition to the provisions, if any, in the Certificate of Incorporation of the Corporation relating to the amendment of the Corporation's By-Laws by the Board of Directors, the By-Laws of the Corporation may be amended or repealed, and new By-Laws may be made and adopted, by vote of a majority of the shares of stock of the Corporation then issued and outstanding and entitled to vote thereon at any annual or special Stockholders' meeting; provided, that Sections 3.1, 3.2, 3.3, 3.5, 3.11, 4.1 and 5.17 of these By-Laws and this proviso of this
Article XI shall not be amended or repealed unless such amendment or repeal is approved by each party under the Securityholders Agreement whose approval is then required to authorize any Restricted Action and no provision of these By-laws may be amended or repealed in a manner inconsistent with the provisions of the Securityholders Agreement.